May 6, 2004

DREYFUS PREMIER VALUE EQUITY
FUNDS -
DREYFUS PREMIER INTERNATIONAL
OPPORTUNITIES FUND

Supplement to Prospectus
dated March 1, 2004

     At a meeting of the Board of Trustees of Dreyfus Premier Value Equity Funds, on behalf of Dreyfus Premier International Opportunities Fund (the “Fund”), held on May 5, 2004, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”) with respect to the Fund and Dreyfus Growth and Value Funds, Inc., on behalf of Dreyfus Premier International Value Fund (the “Acquiring Fund”). The Plan provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”).

     It is currently contemplated that holders of Fund shares as of July 1, 2004 (the “Record Date”) will be asked to approve the Plan on behalf of the Fund at a special meeting of shareholders to be held on or about September 8, 2004. If the Plan is approved, the Reorganization will become effective on or about September 24, 2004.

     A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date.The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.

0173s0504